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                              ING EQUITY TRUST
                        ING Disciplined LargeCap Fund
                        ING Fundamental Research Fund

                        Supplement dated June 9, 2006
                  to the ING Domestic Equity Growth Funds'
              Class A, Class B, Class C and Class M Prospectus
            and Class I Prospectus each dated September 30, 2005

On May 25, 2006 the Board of Trustees of ING Equity Trust approved a proposal to reorganize ING Disciplined LargeCap Fund ("Disappearing Fund") into ING Fundamental Research Fund ("Surviving Fund"):

             DISAPPEARING FUND                    SURVIVING FUND
       -----------------------------       -----------------------------
       ING Disciplined LargeCap Fund       ING Fundamental Research Fund


The proposed reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the reorganization will take place during the fourth quarter of 2006.